Pyxis Oncology MICVO Clinical Update September 9, 2026 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical facts contained in this presentation, including without limitation statements regarding the Company’s plans to develop, manufacture and commercialize its product candidate, including micvotabart pelidotin (‘MICVO’); preliminary data, timing and progress of the Company’s ongoing clinical trials; the expected results of the Company’s clinical trials; the ability of preliminary, initial and topline clinical data to de-risk MICVO and be confirmed with clinical trial progression, including the safety, tolerability, and potential efficacy of MICVO; the potential differentiation, advantage or effectiveness of MICVO compared to other approved products or products in development; the dosage and treatment potential of MICVO; the size and future of the market; the plans and objectives of management, and the future results of operations and financial position of the Company, are forward-looking statements. These statements are neither promises nor guarantees, but are statements that involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company’s control that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the risks inherent in drug research and development, the Company’s projected cash runway and potential needs for additional funding; the lengthy, expensive, and uncertain process of clinical drug development, including potential delays in or failure to obtain regulatory approvals; the Company’s reliance on third parties and collaborators to conduct clinical trials, manufacture its product candidate, and develop and commercialize its product candidate; and the Company’s ability to compete successfully against other drug candidates. Accordingly, investors should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Additionally, investors should read risk factors in the section titled “Risk Factors” set forth in Part II, Item 1A. of the Company’s Quarterly Report on Form 10-Q filed on August 13, 2026, and the Company’s other filings, each of which is on file with the Securities and Exchange Commission.

Pyxis Oncology – Meet the Team Tom Dorney, MS, MBA SVP, Strategy & Financial Planning Tom Civik, MBA Chief Executive Officer Brian Freeman, MBA Chief Program Officer Marsha Crochiere, PhD VP, Head of Translational Medicine & Research Hongwei Wang, MD, PhD SVP, Head of ADC Development & Clinical Strategy

Alan L. Ho, MD, PhD Chief, Head and Neck Oncology Service and Attending Medical Oncologist, Memorial Sloan Kettering Cancer Center Alan L. Ho, MD, PhD, is Chief of the Head and Neck Oncology Service and an attending medical oncologist at Memorial Sloan Kettering Cancer Center. He specializes in the treatment of head and neck cancers, including thyroid, salivary gland, and head and neck squamous cell cancers. Dr. Ho is also a translational clinical researcher whose work focuses on developing innovative and personalized therapies for patients with head and neck malignancies.

PATH FORWARD RESULTS STUDY NEED MICVO is Uniquely Positioned to Become a Meaningful Treatment Option for Patients with Cancer PROGRAM FIRST-IN-CONCEPT ADC Novel ADC target in the tumor extracellular matrix SIGNIFICANT UNMET NEED IN 2L+ HNSCC DRIVEN BY POTENTIAL CHANGE IN 1L Inadequate options for 2L+ HNSCC; 21K+ US patients by 2030, >$4B US Total Addressable Market (TAM) EVALUATE MICVO IN 2L+ HNSCC AFTER CURRENT & POTENTIAL FUTURE 1L TREATMENTS Assess impact of prior therapy and HPV status SUBSTANTIAL EFFICACY IMPROVEMENT WITH MANAGEABLE SAFETY Meaningful survival and response benefit and a safety profile consistent with approved ADCs PIVOTAL-READY, ROOM TO EXPAND Phase 3 initiation planned for mid-2027; potential to develop beyond 2L+ HNSCC

Micvotabart Pelidotin (MICVO) First-in-Concept ADC Designed to Target EDB+FN in the Tumor Extracellular Matrix

MICVO is the First ADC with a Target in the Tumor ECM, Not on the Cell Surface

Composed of a mAb targeting EDB+FN with site-specific protease-cleavable linkers and optimized auristatin payloads

MICVO Construct



Light chain
Disulfide bond
Heavy chain
Valine Citrulline linker
AUR0101 payload (x4)
Engineered cysteine

Key Potential Advantages

PURPOSE-BUILT	• Structural integrity with **high avidity-driven binding** • **Site-specific, extracellular cleavable valine citrulline linkers**
PREDICTABLE	• **Uniform DAR of 4** potential provides improved therapeutic window • **Reduced free payload in serum,** C_{max} ~4 days post administration
POTENT	• Four **optimized auristatin 0101** microtubule directed payloads • Designed to maximize **broad tumor-killing and biological potency**
PERMEABLE	• Optimized membrane diffusion to enhance **bystander killing** • **Rapid payload clearance to potentially reduce off-target effects**

Abbreviations: ADC: antibody-drug conjugate; ECM: extracellular matrix; mAb: monoclonal antibody; EDB+FN: extra domain B of fibronectin; DAR: drug-antibody ratio; AUR0101: auristatin 0101; C_{max}: maximum (peak) serum concentration.

Sources: Pini A, et al. Design and use of a phage display library. Human antibodies with subnanomolar affinity against a marker of angiogenesis eluted from a two-dimensional gel. J Biol Chem. 998; Hooper, et al. Anti-Extra Domain B Splice Variant of Fibronectin Antibody-Drug Conjugate Eliminates Tumors with Enhanced Efficacy When Combined with Checkpoint Blockade. Mol Cancer Ther. 2022 Sep 6;2(9):462-472; Maderna A, et al. Discovery of cytotoxic dolastatin 10 analogues with N-terminal modifications. J Med Chem. 2004 Dec

PYXIS ONCOLOGY
CONFIDENTIAL 7

MICVO Designed to Deliver Potent Anti-Tumor Activity Through Three-Pronged MOA

MICVO is designed for extracellular linker cleavage in the TME which initiates the MOA



Payload driven
EDB+FN
1
2
3
Immune driven

1. **Direct cancer cell killing:** MICVO designed to bind to EDB+FN and release payload within tumor ECM
2. **Bystander cancer cell killing:** Cancer cell dies releasing payload for additional cycles of cancer cell killing
3. **Immunogenic cell death:** Cancer cell death releases neoantigens leading to T-cell activation



MICVO
Linker
AUR0101 payload
Extra-domain B of fibronectin (EDB+FN)
Proteases (e.g., cathepsin)
Live cancer cells
Dying cancer cells
Neoantigens
T cell
Dendritic cells

Abbreviations: MOA: mechanism of action; TME: tumor microenvironment; ECM: extracellular matrix; EDB+FN: extra domain B of fibronectin; AUR0101: auristatin 0101;

Sources: Hooper A et al., Mol Cancer Ther. (2022) 2(9):462-472; Maderna A et al., J Med Chem (204) 57: 0527-0543; Shen C et al., Mol Cancer Ther (2025) 24 (0_Supplement): A6; Facklam A et al., Cancer Res (2025) 85 (8_Supplement_): 320; Severe N et al., Cancer Res (2024) 84 (6_Supplement): 742; Rodriquez et al., Cancer Res (2025) 85 (8_Supplement_): 337; Iovino M et al., Mol Cancer Ther (2025) 24 (0_Supplement): A2; Rodriguez et al., Mol Cancer Ther (2025) 24 (0_Supplement): A5.

PYXIS ONCOLOGY

CONFIDENTIAL 8

Rationale to Pursue HNSCC as the Initial Tumor Type to Investigate with MICVO

HNSCC



Nasopharynx
Oral cavity
Oropharynx
Hypopharynx
Larynx

Key Supporting Data

TME FEATURES

- **Robust expression** of EDB+FN in HNSCC tumor stroma
- **Immune inflamed**
- **Mature stroma** containing straight, angular ECM fibers

IN VIVO EFFICACY DATA

- **Anti-tumor activity in multiple HNSCC PDX models**, with higher expression of enzyme and stromal gene signatures
- **Anti-tumor activity observed in an immune-refractory HNSCC syngeneic model**
- **Promotes a favorable immune TME**

CLINICAL SIGNAL

- Strong monotherapy **signal in dose escalation confirmed in 2L+ expansion cohort**
- Efficacy observed **regardless of HPV status or prior therapy**
- Encouraging **activity in 1L combination with pembrolizumab**

Similar TME features, in vivo efficacy data, and clinical signals observed in multiple solid tumors

Abbreviations: HNSCC: head and neck squamous cell carcinoma; TME: tumor microenvironment; EDB+FN: extra domain B of fibronectin; ECM: extracellular matrix; PDX: patient-derived xenograft; L: first line; 2L+: second line and beyond.

Sources: https://www.nature.com/articles/s457-09-0227-z; Lewandowski et al., Laboratory Investigation (2026); Lewandowski et al., ESMO 2025; Facklam et al., AACR 2025; Rodriguez et al., Cancer Res (2026) 86 (7_Supplement): 4406; Cote et al., ESMO 2025. PYXS data as of Nov 3, 2025 Corp. Deck.

PYXIS ONCOLOGY CONFIDENTIAL 9

Unmet Need & Opportunity in 2L+ R/M HNSCC

2L+ R/M HNSCC

By 2030, an Evolving 1L Landscape and Inadequate Treatment Options in 2L+ Create Significant Unmet Need

Next-gen EGFRi therapies emerging in 1L create significant demand for non-EGFRi mechanism in 2L+

HNSCC: 7th Most Common Oncology Tumor Type[1]

2030 US Incidence

~30K
1L HPV+ ~8K | 1L HPV-unrelated ~22K

70% progress to 2L

~21K
Significant Unmet Need
HPV+ (6K) and HPV-unrelated (15K)

40% progress to 3L

~8K
Significant Unmet Need

2030 US H&N Opportunity

Emerging SoC → **>$6B** Total US Addressable Market

MICVO Mono Opportunity → *New 1L therapies driving need for novel 2L options*

Chemotherapy produces modest benefit

>$4B Total US Addressable Market

Abbreviations: 2L+: second line and beyond; R/M HNSCC: recurrent or metastatic head and neck squamous cell carcinoma; HPV: human papillomavirus; 1L: first line; 2L: second line; 2L+: second line and beyond; 3L: third line; EGFR: epidermal growth factor receptor.
Note: Opportunity figure and projections and assumptions contained therein are illustrative only and not a forecast.
Sources: DRG Epi Report 2026; Global Data Epi Report 2026; SEER 2026. 1. NIH, 2026

PYXIS ONCOLOGY CONFIDENTIAL 11

2L+ R/M HNSCC

Limited Options Exist for Efficacious and Durable Therapies in 2L+ HNSCC

Control arm data from 2L+ R/M HNSCC randomized trials show modest benefit

Confirmed ORR (%)


50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
7%
6%
KEYNOTE-040[1]
CheckMate-141[2]

Median PFS (months)


10
9
8
7
6
5
4
3
2
1
0
2.3
2.3
KEYNOTE-040[1]
CheckMate-141[2]

Median OS (months)


12
10
8
6
4
2
0
6.9
5.1
KEYNOTE-040[1]
CheckMate-141[2]

Abbreviations: ORR: objective response rate; PFS: progression-free survival; OS: overall survival; N/n: number of patients.
Note: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2.
Sources: 1. KEYNOTE-040: Control arm (N=248) included Cetuximab/Docetaxel/Methotrexate; Pembrolizumab arm observed cORR=11%; mPFS=2.1 months; mOS=8.4 months (N=247)
2. CheckMate-141: Control arm (N=121) included Cetuximab/Docetaxel/Methotrexate; Nivolumab arm observed cORR=13%; mPFS=2 months; mOS=7.7 months (N=240)

PYXIS ONCOLOGY CONFIDENTIAL 12

Unlocking the Potential of a First-in-Concept ADC HNSCC Identified as Initial Tumor Type for Clinical Development

2L+ R/M HNSCC

MICVO's Global Development Advanced from Dose Escalation to Expansion in R/M HNSCC with a Dose Cap

Expansion arm 1 and 2 designed to study MICVO after current and potential future 1L treatments

PART 1 [Dose Escalation]

Monotherapy → **Dose escalation including R/M HNSCC**

PART 2 [Dose Expansion]

ARM 1	**2L+ R/M HNSCC dose expansion — post-platinum & anti-PD-(L)1** Target enrollment N~20
ARM 2	**2L+ R/M HNSCC dose expansion — post-EGFRi & anti-PD-(L)1** Target enrollment N~20

2024 — NOV 2024

Mono Dose Escalation

- ✓ **Established dose range** of 3.6–5.4 mg/kg
- ✓ **Initiated expansion** at 5.4 mg/kg in R/M HNSCC

2025 — DEC 2025

Preliminary Mono Dose Expansion

- ✓ **Compelling efficacy** data in 2L+ R/M HNSCC (46% cORR) (HPV- and prior therapy- agnostic)
- ✓ **Implementation of dose cap** to mitigate toxicities observed in high body weight patients

2026 — SEP 2026

Mono Dose Expansion with a Dose Cap

- ✓ **Dose cap unlocks MICVO's full potential** at 5.4 mg/kg
- ✓ **Compelling efficacy data with manageable safety**

Abbreviations: anti-PD-(L)1: anti-programmed cell death protein 1/ligand 1; EGFRi: epidermal growth factor receptor inhibitor; HPV: human papillomavirus; cORR: confirmed objective response rate; AEs: adverse events; N: number of patients.

PYXIS ONCOLOGY CONFIDENTIAL 14

2L+ R/M HNSCC

Interim Data Analyses Focus on Patients Treated at or Below a Dose Cap

Key Inclusion Criteria

- Histologically or cytologically confirmed HNSCC
- Primary tumor location is Oropharynx, Hypopharynx, Larynx, or Oral Cavity[1]
- R/M disease progressed on/after platinum-based therapy and a PD-(L)1 inhibitor
- RECIST v1.1 measurable disease
- ECOG PS 0-1

All Patients to Dose Cap Subgroup

N = 44

N = 42[2]

All Patients - 5.4 mg/kg

Definition: All patients dosed

Safety Analysis	N = 44
Efficacy Evaluable	N = 42[2]

N = 35

N = 33[2]

Dose Cap Subgroup - 5.4 mg/kg

Definition: Males receiving dose ≤ 432mg (80kg); Females receiving dose ≤ 378mg (70kg)

Safety Analysis	N = 35
Efficacy Evaluable	N = 33[2]

Efficacy Evaluable Definition
Patients who met all three of the following criteria:

1. Received ≥1 dose of MICVO
2. Had a baseline disease assessment
3. Had at least 1 post-baseline disease assessment evaluable per RECIST v1.1 and/or discontinued treatment due to death or disease progression

Abbreviations: RECIST: Response Evaluation Criteria in Solid Tumors; N: number of patients.

Notes: 1. Two verrucous subtype patients are excluded for all patient group and one patient from dose cap group; these patients are typically chemo-resistant and managed by surgical resection – January 2026 amendment excluded verrucous patients from dose expansion. 2. Two patients excluded for efficacy evaluation as both discontinued treatment for reasons other than PD or death and had no post-baseline scan.

PYXIS ONCOLOGY

Data as of 18-Aug-2026 CONFIDENTIAL 15

2L+ R/M HNSCC

Dose Cap Patient Demographics and Disease Characteristics

Evenly proportioned HPV population reflects poor performance, heavily pre-treated and emerging EGFRi-experienced

2L+ R/M HNSCC	Dose Cap (N=35)
Race, n (%)	
White	29 (82.9%)
Black or African American	2 (5.7%)
Asian	1 (2.9%)
Native Hawaiian or Other	1 (2.9%)
Not reported/Unknown	2 (5.7%)
Age (years)	
Median (min-max)	65 (41-74)
Baseline Weight (kg)	
Median (min-max)	66.8 (47.8-99.2)
Calculated BMI (kg/m2)	
Median (min-max)	22.4 (18.8-31.3)
Gender, n (%)	
Male	29 (82.9%)
Female	6 (17.1%)
Baseline ECOG Performance Status, n (%)	
0	12 (34.3%)
1	23 (65.7%)

2L+ R/M HNSCC	Dose Cap (N=35)
Primary Cancer Site, n (%)	
Oropharynx	22 (62.9%)
Oral cavity	6 (17.1%)
Larynx	7 (20.0%)
HPV Status (local)	
HPV+ Oropharyngeal SCC, n (%)	18 (51.4%)
HPV-Unrelated, n (%)	17 (48.6%)
Prior Systemic Therapy, Median Lines (min-max)	**3 (1-5)**
Prior Systemic Therapy in R/M Setting, Median Lines (min-max)	**2 (1-4)**
Taxane, n (%)	25 (71.4%)
Platinum, n (%)	35 (100.0%)
Anti-PD-(L)1 Agent, n (%)	35 (100.0%)
EGFRi, n (%)	20 (57.1%)
Cetuximab[1]	15
Petosemtamab[1]	3
Ficerafusp alpha[1]	2

PYXIS ONCOLOGY

Abbreviations: HPV: human papillomavirus; SCC: squamous cell carcinoma; EGFR: epidermal growth factor receptor; IO: immuno-oncology; ECOG: Eastern Cooperative Oncology Group; BMI: body mass index; PR: partial response; N/n: number of patients.

References: 1. cetuximab – Eli Lilly and Company & Merck KGaA, petosemtamab – Genmab A/S, ficerafusp alpha – Bicara Therapeutics

Data as of 18-Aug-2026 CONFIDENTIAL 16

MICVO Monotherapy Showed Best-in-Disease Potential in 2L+ R/M HNSCC 5.4 mg/kg Q3W with Dose Cap

Rapid and deep responses achieved with a manageable safety profile MICVO Achieved Substantial Survival Benefit Regardless of Prior Therapy or HPV Status No new safety signals2 Tolerability profile expected & consistent with prolonged Auristatin exposure Dose cap reduced the frequency and severity of safety events in high body weight patients Emerging profile supports rapid initiation of a pivotal trial Manageable Safety 2L+ R/M HNSCC Data as of 18-Aug-2026 Abbreviations: HPV: human papillomavirus; cORR: confirmed objective response rate; DCR: disease control rate; mPFS: median progression-free survival; OS: overall survival 1.Per RECIST v1.1.; 2. Safety data presented on slide 23 6.2 months mPFS 79% 12-month OS probability Benefit achieved across   HPV status and prior-treatment subgroups Substantial Survival 36% cORR | 94% DCR 75% of responders achieved response at the first scan 83% responders achieved >50% reduction in tumor size1 Rapid and Deep Responses

2L+ R/M HNSCC

MICVO Consistently Achieved Robust Response Rates Across Key Patient Subgroups

5.4 mg/kg Dose Cap Subgroup		
cORR	36%	12/33
DCR (CR+PR+SD)	94%	31/33
Efficacy Evaluable (N=33)	1CR, 11PR, 4uPR[1], 15SD, 2PD	



Best % Change of SOD from Baseline
100
80
60
40
20
0
-20
-40
-60
-80
100
HPV-unrelated
HPV+OPC
Treatment Ongoing
BOR
PD SD SD SD SD SD SD PD SD SD SD SD SD SD SD SD SD uPR uPR PR PR uPR PR PR uPR PR PR PR PR PR PR PR CR
Prior Taxane
Prior EGFRi
Prior LOT for R/M
1 4 1 2 2 2 2 2 2 4 1 1 2 1 2 2 2 2 2 2 2 2 1 2 1 1 2 1 2 1 2 2 1
EDB+FN H-score
NA NA NA NA NA NA NA NA NA NA NA
Prior Taxane
Prior Cetuximab
Prior novel EGFRi
EDB+FN H-score
0
300

HPV Status

35% cORR	38% cORR
HPV+ OPC (N=17)	HPV-Unrelated (N=16)

Prior EGFRi

28% cORR	47% cORR
Yes (N=18)	No (N=15)

Among the 18 patients with prior EGFRi, the 5 with a prior novel EGFRi experienced **cORR of 40%**

Prior Taxane

35% cORR	40% cORR
Yes (N=23)	No (N=10)

PYXIS ONCOLOGY

Abbreviations: HPV: human papillomavirus; OPC: oropharyngeal cancer; cORR: confirmed objective response rate; c+uORR: ORR including confirmed and all unconfirmed PR/CR; DCR: disease control rate; BOR: best objective response; CR: complete response; PR: partial response; uPR: unconfirmed PR; SD: stable disease; PD: progressive disease; NE: not evaluable; SOD: sum of diameters; EGFRi: EGFR inhibitor; LoT: line of therapy; N/n: number of patients; pts: patients.

Notes: 1. 4 pts with uPR include: N=2 pts had PD on the subsequent scan, N=1 lost to follow-up, and N=1 had 3 subsequent tumor assessment as NE, and the following scan as PD 216 days after their first dose.

Data as of 18-Aug-2026 CONFIDENTIAL 19

* -50% -30% +20% MICVO Achieved Rapid and Deep Responses *Tumor assessment at Day 326 for target lesions was non-evaluable and not shown on the spider plot. 1.Best percent change of target lesions ≥ 50% from baseline per RECIST v1.1 Key Takeaways MICVO 5.4 mg/kg Q3W with Dose Cap RAPID RESPONSES 75% Responses occurred by first scan DEEP RESPONSES 83% Responders achieved greater than 50% tumor reduction1 2L+ R/M HNSCC Data as of 18-Aug-2026

+ censored MICVO Demonstrated Substantial Survival Benefit MICVO 5.4 mg/kg Q3W with Dose Cap Efficacy Evaluable (N=33) mPFS months, (95% CI) 6.2 months (4.8 - 8.8) 6-month PFS probability %, (95% CI) 54.9% (35.8, 70.4) MICVO 5.4 mg/kg Q3W with Dose Cap Efficacy Evaluable (N=33) mOS months, (95% CI) NR (NR - NR) 12-month OS probability %, (95% CI) 79.0% (58.1, 90.3) Number of patients at risk 33 33 33 32 30 28 21 19 12 8 6 4 4 3 2 0 Survival Probability (%) Months Number of patients at risk 33 33 29 27 24 17 14 6 4 3 2 1 1 1 0 Survival Probability (%) Months + censored 2L+ R/M HNSCC Abbreviations: mPFS: median progression-free survival; mOS: median overall survival; CI: confidence interval; Q3W: every 3 weeks; NR: not reached; N: number of patients. Data as of 18-Aug-2026 mPFS (95% CI) Events 6.2 (4.8 - 8.8) 22 mOS (95% CI) Events NR (NR - NR) 6

MICVO Consistently Achieved High Survival Benefit Across Key Patient Subgroups MICVO 5.4 mg/kg Q3W with Dose Cap Efficacy Evaluable (N=33) mPFS months, (95% CI) 6.2 mos (4.8 – 8.8) 6-month PFS probability (95% CI), % 54.9% (35.8, 70.4) + censored Survival Probability (%) Months Number of patients at risk 33 33 29 27 24 17 14 6 4 3 2 1 1 1 0 Abbreviations: HPV: human papillomavirus; OPC: oropharyngeal cancer; EGFRi: EGFR inhibitor; mPFS: median progression-free survival; PFS: progression-free survival; CI: confidence interval; Q3W: every 3 weeks; N: number of patients. Data as of 18-Aug-2026 mPFS (95% CI) Events 6.2 (4.8 - 8.8) 22 2L+ R/M HNSCC mPFS: 6.2 HPV+ OPC (N=17) mPFS: 5.9 HPV-Unrelated (N=16) HPV Status Prior Taxane mPFS: 6.2 Yes (N=23) mPFS: 4.9 No (N=10) Prior EGFRi mPFS: 5.0 Yes (N=18) mPFS: 8.8 No (N=15) Among the 18 patients with prior EGFRi, the 5 with a prior novel EGFRi experienced mPFS of 5.8 months

TRAEs 5.4 mg/kg with Dose Cap (N=35) Treatment duration – median days (range) 120 (21-470) All TRAEs 32 (91.4%) TRAEs of CTCAE Grade ≥ 3 19 (54.3%) Non-Hematologic TRAEs of CTCAE Grade ≥ 3 15 (42.9%) Serious TRAEs 5 (14.3%) TRAEs leading to treatment discontinuation1 TRAEs leading to treatment discontinuation days, median (min-max) 5 (14.3%) 162 (104-212) TRAEs leading to dose reduction 14 (40.0%) Treatment related deaths (Grade 5) 0 ADC Payload TRAEs of Interest 5.4 mg/kg with Dose Cap (N=35) Gr1/2 Gr3 Cutaneous 17 (48.6%) 2 (5.7%) Peripheral Neuropathy Peripheral Neuropathy days to onset, median (min-max) 14 (40.0%) 82 (3-157) 6 (17.1%) 166 (85-197) Ocular 10 (28.6%) 2 (5.7%) Pneumonitis 4 (11.4%) 0 Safety Profile Supports Continued Development Abbreviations: ADC: antibody-drug conjugate; TRAE: treatment-related adverse event; CTCAE: Common Terminology Criteria for Adverse Events; Gr: grade; N: number of patients. Notes: 1. TRAEs leading to discontinuation, N=1 Ocular, N=1 Muscle Weakness, N=3 Peripheral Neuropathy 2L+ R/M HNSCC Data as of 18-Aug-2026

2L+ R/M HNSCC

Late-Onset, Often Reversible Peripheral Neuropathy Observed in Patients who Experienced Meaningful Clinical Benefit on MICVO

Clinical benefit preceded onset of neuropathy, providing an opportunity for early detection and timely dose modification to preserve therapeutic benefit

1 Time to Gr3 PN Onset is 5+ Months


Months
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.2
3.6
5.5
Gr1 (n=4)
Gr2 (n=10)
Gr3 (n=6)

2 Majority of Gr3 PN Resolved or Resolving


Ongoing
1
Resolved or Resolving
5

3 Gr3 PN Patients Showed 67% cORR


ORR
80%
70%
60%
50%
40%
30%
20%
10%
0%
36%
40%
67%
All (n=33)
Any Gr (n=20)
Gr3 (n=6)

4 Gr3 PN Patients Showed 8.8 Months mPFS


Months
10.0
8.0
6.0
4.0
2.0
0.0
6.2
6.7
8.8
All (n=33)
Any Gr (n=20)
Gr3 (n=6)

Abbreviations: PN: peripheral neuropathy; Gr: grade; cORR: confirmed objective response rate; mPFS: median progression-free survival; N/n: number of patients.

PYXIS ONCOLOGY Data as of 18-Aug-2026 CONFIDENTIAL 24

2L+ R/M HNSCC

MICVO Response and Survival Benefit Exceeded Benchmarks

MICVO data represented >5X improvement in ORR, >2X improvement on mPFS and significant improvement on mOS compared to historical control arm data in 2L+ R/M HNSCC

Confirmed ORR (%)


50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
7%
6%
36%
KEYNOTE-040 1
CheckMate-141 2
MICVO

Median PFS (months)


10
9
8
7
6
5
4
3
2
1
0
2.3
2.3
6.2
KEYNOTE-040 1
CheckMate-141 2
MICVO

Median OS (months)


14
12
10
8
6
4
2
0
6.9
5.1
NR3
12-month OS Probability - 79%
95% CI (58.1, 90.3)
KEYNOTE-040 1
CheckMate-141 2
MICVO

Abbreviations: ORR: objective response rate; mPFS: median progression-free survival; PFS: progression-free survival; mOS: median overall survival; OS: overall survival; NR: not reached; N: number of patients.

Note: This analysis is the aggregation of results across independent studies. Cross-trial comparison only; no head-to-head trial of MICVO versus these agents has been conducted. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2.

References: 1. KEYNOTE-040: Control arm (N=248) included Cetuximab/Methotrexate/Docetaxel; Pembrolizumab arm observed cORR=11%; mPFS=2.1 months; mOS=8.4 months (N=247) 2. CheckMate-141: Control arm (N=121) included Cetuximab/Methotrexate/Docetaxel; Nivolumab arm observed cORR=13%; mPFS=2 months; mOS=7.7 months (N=240); 3. Lower bound of 95% confidence interval for OS at 12 months is 58%

PYXIS ONCOLOGY
Data as of 18-Aug-2026 CONFIDENTIAL 25

Next Steps in Clinical Development

Progressing with 5.4 mg/kg Versus 3.6 mg/kg to Satisfy Project Optimus 5.4 mg/kg with dose cap shows strong benefit-risk N=35 patients enrolled at 5.4 mg/kg with dose cap in 2L+ R/M HNSCC N=20+ patients enrolled at 3.6 mg/kg in 2L+ R/M HNSCC Preliminary profile indicates 5.4 mg/kg with a dose cap provides optimal benefit-risk in 2L+ R/M HNSCC Expect to select Ph3 dose in Q1 2027 Dose Escalation (0.3 – 8.0 mg/kg) Project Optimus Phase 3 Study Aligned with FDA and EMA feedback on trial design in 2L+ patients Trial initiation expected in mid-2027 Compelling efficacy profile at 5.4 mg/kg with a dose cap relative to historical control arm benchmarks 0.3 mg/kg 0.6 mg/kg 1.2 mg/kg 2.4 mg/kg 3.6 mg/kg 4.4 mg/kg 5.4 mg/kg 6.6 mg/kg 8.0 mg/kg Identified dose range At or above MTD 2L+ R/M HNSCC Abbreviations: FDA: US Food and Drug Administration; EMA: European Medicines Agency; MTD: maximum tolerated dose; Ph3: Phase 3; N: number of patients.

2L+ R/M HNSCC

Aligned with FDA and EMA Feedback on Phase 3 Study Design

Phase 3 initiation planned for mid-2027

HEADLINER™

Randomized, open-label, 2-arm study

MICVO vs. investigator choice in 2L+ HNSCC

ELIGIBILITY

- Histologically or cytologically confirmed 2L+ HNSCC
- R/M disease progressed on/after platinum-based therapy and a PD-(L)1 inhibitor
- Primary tumor location is Oropharynx, Hypopharynx, Larynx or Oral Cavity[1]

RANDOMIZATION

1:1

n ≈ 500

TREATMENT ARMS

MICVO RP3D (Q3W IV)

Investigator choice (Cetuximab, Docetaxel, or Methotrexate)

ENDPOINTS

Primary:

- ORR and OS

Secondary:

- PFS
- DOR
- ORR (FAS)
- DCR
- Safety/tolerability
- PROs

Abbreviations: FDA: US Food and Drug Administration; EMA: European Medicines Agency; PD-(L)1: programmed cell death protein 1/ligand 1; ORR: objective response rate; OS: overall survival; PFS: progression-free survival; DOR: duration of response; FAS: Full Analysis Set; DCR: disease control rate; PROs: patient-reported outcomes; RP3D: recommended Phase 3 dose; Q3W: every 3 weeks; IV: intravenous; mOS: median overall survival; n: number of patients.

Notes: 1. Excludes verrucous subtype as these patients are typically chemo-resistant and managed by surgical resection – January 2026 amendment excluded verrucous subtype patients from expansion and PYXS plans to exclude verrucous patients from all future 2L+ R/M HNSCC studies.

PYXIS ONCOLOGY CONFIDENTIAL 28

MICVO Key Value Drivers and Anticipated Clinical Data Timeline

Monotherapy and combination highlights, plus five milestones expected from 4Q 2026 through 2H 2027

2L+ R/M HNSCC
MONO: MICVO 5.4 MG/KG WITH DOSE CAP

- Novel MOA required as 1L treatment options change
- Rapid and deep responses
- Substantial survival benefit for entire 2L+ population
- Manageable and well-understood safety profile
- Clear path forward to pivotal start-up

1L HNSCC
COMBO: MICVO + KEYTRUDA® (pembrolizumab)

- Early signs of robust clinical activity in R/M HNSCC
- Preclinical data support synergistic benefit with PD-1 blockade
- Strong global enrollment
- Differentiated MOA with potential to enhance checkpoint inhibition
- Favorable preliminary safety and tolerability

Anticipated Clinical Data Milestones

MONO COMBO

4Q 2026
COMBO
Updated data from 1L combo in R/M HNSCC

1Q 2027
MONO
Optimus Feedback

1H 2027
MONO
Updated OS data

Mid-2027
MONO
Phase 3 first patient first dose

2H 2027
COMBO
Initial durability and RP3D for 1L combo

PYXIS ONCOLOGY

Abbreviations: 1L: frontline; 2L: second line; MOA: mechanism of action; PD-1: programmed cell death protein 1; OS: overall survival; RP3D: recommended Phase 3 dose.
KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.
Note: All timing is anticipated and subject to change.

CONFIDENTIAL 29

PATH FORWARD RESULTS STUDY NEED MICVO is Well Positioned to Become a Meaningful Treatment Option for Patients with Cancer PROGRAM FIRST-IN-CONCEPT ADC Novel ADC target in the tumor extracellular matrix SIGNIFICANT UNMET NEED IN 2L+ HNSCC DRIVEN BY POTENTIAL CHANGE IN 1L Inadequate options for 2L+ HNSCC; 21K US patients by 2030, >$4B US Total Addressable Market (TAM) EVALUATE MICVO IN 2L+ HNSCC AFTER CURRENT & POTENTIAL FUTURE 1L TREATMENTS Assess impact of prior therapy and HPV status SUBSTANTIAL EFFICACY IMPROVEMENT WITH MANAGEABLE SAFETY Meaningful survival and response benefit and a safety profile consistent with approved ADCs PIVOTAL-READY, ROOM TO EXPAND Phase 3 initiation planned for mid-2027; potential to develop beyond 2L+ HNSCC

Charting a Course to Therapeutics for Difficult-to-Treat Cancers September 9, 2026

2L+ R/M HNSCC MICVO Demonstrated Substantial Results for Entire 2L+ Population vs. Current and Emerging Therapies Abbreviations: OPSCC: Oropharyngeal Squamous Cell Carcinoma; IRR: Infusion Related Reactions * NOTE: Note: This analysis is the aggregation of results across independent studies. Cross-trial comparison only; no head-to-head trial of MICVO versus these agents has been conducted. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2 1. Providing ranges from KEYNOTE-040 and CheckMate-141 studies; 2. Corbus pre-ASCO 2026 Presentation; 3. Merus ESMO Singapore 2024 Presentation Population Endpoint MICVO (Pyxis Oncology) KEYNOTE-0401 and CheckMate-1411 (Cetuximab, Docetaxel or Methotrexate) CRB-7012 (Corbus) Petosemtamab3 (Genmab) All Comers N 33 121-248 37 75 cORR 36% 6%-7% 24% 36% mPFS (95% CI), months 6.2 (4.8-8.8) 2.3 4.2 (2.8-5.6) 4.9 (3.2-5.4) 12-month OS probability (95% CI), % 79% (58.1, 90.3) 17-27% Not disclosed 11.4 mo mOS No EGFRi re-treatment expected in 2L

Solid Tumor ADC Dosing Approach Summary

Solid Tumor ADC	Dose Cap / AIBW	Highest % Gr3 AE observed at TBW	Target	Payload	Dose (mg/kg)	DAR	Approval Yr	2024 FY Sales
Kadcyla®	TBW	thrombocytopenia	HER2	DM1	3.6; Q3W	4	2013	$2.3B
Enhertu®	TBW	Pneumonitis / ILD	HER2	TOPO1	5.4; Q3W	8	2019	$4.2B
Padcev®	DC - 100kg	Neuropathy and Rash	Nectin-4	MMAE	1.25; D1,8,15 Q4W	4	2019	$1.9B
Trodelvy®	TBW	Neutropenia	TROP2	SN38	10; D1D8 Q3W	8	2020	$1.3B
Tivdak®	DC - 100kg	Neuropathy	Tissue Factor	MMAE	2; Q3W	4	2024	$131M
Elahere®	AIBW	Intestinal obstruction & thrombocytopenia	Folate Receptor α	DM4	6; Q3W	3	2024	$479M
Datroway®	DC - 90kg	Pneumonitis / ILD	TROP2	TOPO1	6; Q3W	4	2025	N/A
Emrelis™	DC - 100kg	Pneumonitis / ILD & Neuropathy	C-MET	MMAE	1.9; Q2W	4	2025	N/A

Not Approved / In Development

MICVO	DC & AIBW	Neuropathy	EDB+FN	AUR0101	5.4; Q3W	4
Varsetatug masetecan (Cytomx)	AIBW	Diarrhea	EpCAM	TOPO1	8.6 and 10; Q3W	8
IM-1021 (Immunome)	AIBW	TBD	ROR-1	TOP1	TBD	8
Sigvotatug vedotin (Pfizer)	AIBW	Pneumonitis / ILD	IB6	MMAE	1.8; Q2W	4

PYXIS ONCOLOGY

Abbreviations: DC: dose cap; AIBW: adjusted ideal body weight; TBW: total body weight

Kadcyla® – Roche, Enhertu® – Daiichi Sankyo and Astrazeneca, Padcev® – Astellas Pharma Inc. and Pfizer Inc., Trodelvy® – Gilead, Inc., Tivdak® – Pfizer Inc and Genmab A/S, Elahere® – AbbVie, Datroway® – Daiichi Sankyo and Astrazeneca, Emrelis™ – AbbVie

CONFIDENTIAL 33